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                                 Exhibit 10.29
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                           LEASE - BUSINESS PROPERTY

         THIS LEASE AGREEMENT, executed in duplicate, made and entered into this 30th day of August, 1996, by and between A. Terry Moss and Ira E. White (hereinafter called the "Landlord") whose address for the purpose of this lease is 1801 Guthrie Avenue Des Moines, Iowa 50316 and P.J. Food Service, Inc., a Kentucky corporaiton (hereinafter called the "Tenant") whose address for the purpose of this lease is 1901 Guthrie Avenue, Des Moines, Iowa 50316

WITNESSETH THAT:

         1. PREMISES AND TERM. The Landlord, in consideration of the rents herein reserved and of the agreements and conditions herein contained, on the part of the Tenant to be kept and performed, leases unto the Tenant and Tenant hereby rents and leases from Landlord, according to the terms and provisions herein, the following described real estate, situated in Polk County, Iowa, to wit:

         See attached Addendum.




with the improvements thereon and all rights, easements and appurtenances thereto belonging, which more particularly, includes the space and premises as may be shown on "Exhibit A," if an as may be attached hereto, for a term of * years, commencing at midnight of the day previous to the first day of the lease term, which shall be on the * day of * , 19*, and ending at midnight on the last day of the lease term, which shall be on the * day of * , 19 *, upon the condition that the Tenant pays rent therefor, and otherwise performs as in this lease provided.


         * See attached addendum.


         2. RENTAL. Tenant agrees to pay to Landlord as rental for said term, as follows: $ * per month, in advance, the first year payment becoming due upon and the same amount, per month, in advance, on the 1st day of each month thereafter, during the term of this lease. In addition, to the above monthly rental Tenant shall also pay:


All sums shall be paid at the address of Landlord, as above designated, or at such other place in Iowa, or elsewhere, as the Landlord may, from time to time, previously designate in writing.

         Delinquent payments shall draw interest at 12% per annum from the due date, until paid.

         3. POSSESSION. Tenant shall be entitled to possession on the first day of the term of this lease, and shall yield possession to the Landlord at the time and date of the close of this lease term, except as herein otherwise expressly provided. Should Landlord be unable to give possession on said date, Tenant's only damages shall be a rebating of the pro rata rental.

         4. USE OF PREMISES. Tenant covenants and agrees during the term of this lease to use and to occupy the leased premises only for see addendum. For restrictions on such use, see paragraph 6(c), 6 (d) and 11 (b) below.

         5. QUIET ENJOYMENT. Landlord covenants that its estate in said premises is fee subject to mortgage and that the Tenant on paying the rent herein reserved and performing all the agreements by the Tenant to be performed as provided in this lease, shall and may peaceably have, hold and enjoy the demised premises for the term of this lease free from molestation, eviction or disturbance by the Landlord or any other persons or legal entity whatsoever. (But see paragraph 14, below).
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         Landlord, shall have the right to mortgage all of its right, title, interest in said premises at any time without notice, subject to this lease.

         6. CARE AND MAINTENANCE OF PREMISES. (a) Tenant takes said premises in their present condition except for such repairs and alterations as may be expressly herein provided.

         (b) LANDLORD'S DUTY OF CARE AND MAINTENANCE. See attached addendum.

         (c) TENANT'S DUTY OF CARE AND MAINTENANCE. Tenant shall, after taking possession of said premises and until the termination of this lease and the actual removal from the premises, at its own expense, care for and maintain said premises in a reasonably safe and serviceable condition. Tenant will furnish its own interior and exterior decorating. Tenant will not permit or allow said premises to be damaged or depreciated in value by any act or negligence of the Tenant, its agents or employees. Without limiting the generality of the foregoing, Tenant will make necessary repairs to the sewer, the plumbing, the water pipes and electrical wiring, except as follows:

No exceptions.


Tenant agrees to keep faucets closed so as to prevent waste of water and flooding of premises; to promptly take care of any leakage or stoppage in any of the water, gas or waste pipes. The Tenant agrees to maintain adequate heat to prevent freezing of pipes, if and only if the other terms of this lease fix responsibility for heating upon the Tenant. Tenant at its own expense may install flooring covering and will maintain such floor covering in good condition. Tenant will be responsible for the plate glass in the windows of the leased premises. Tenant shall make no structural alterations or improvements without the written approval of the landlord first had and obtained, of the plans and specifications therefor.

         (d) Tenant will make no unlawful use of said premises and agrees to comply with all valid regulations of the Board of Health, City Ordinances or applicable municipality, the laws of the State of Iowa and the Federal government, but this provision shall not be construed as creating any duty by Tenant to members of the general public. If Tenant, by the terms of this lease is leasing premises on the ground floor, it will not allow trash of any kind to accumulate on said premises in the halls, if any, or the alley or yard in front, side or rear thereof, and it will remove same from the premises at its own expense. Tenant also agrees to remove snow and ice and other obstacles from the sidewalk on or abutting the premises, if premises include the ground floor, and if this lease may be fairly construed to impose such liability on the Tenant.

         7(a).   UTILITIES AND SERVICES.  Tenant, during the term of this lease, shall pay, before delinquency, all charges for use of telephone, water, sewer, gas, heat, (if heating is Tenant's responsibility), electricity, power, air conditioning (if air conditioning is the Tenant's responsibility), garbage disposal, trash disposal and not limited by the foregoing all other utilities and services of whatever kind and nature which may be used in or upon the demised premises.

         (b) Original heating equipment shall be furnished at the expense of landlord and maintenance thereof at the expense of tenant.

         (c)     JANITOR SERVICE shall be furnished at the expense of tenant.

         (d)     HEATING shall be furnished at the expense of tenant.

         8(a).   SURRENDER OF PREMISES AT END OF TERM - REMOVAL OF FIXTURES.
Tenant agrees that upon the termination of this lease, it will surrender, yield up and deliver the leased premises in good and clean condition, except the effects of ordinary wear and tear and depreciation arising from lapse of time, or damage without fault or liability of Tenant. (See also 11(a) and 11(e) below).

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         (b)     HOLDING OVER.  Continued possession, beyond the expiratory date of the term of this lease, by the Tenant, coupled with the receipt of the specified rental by the Landlord (and absent a written agreement by both parties for an extension of this lease, or for a new lease) shall constitute a month to month extension of this lease.


         9. ASSIGNMENT AND SUBLETTING. Any assignment of this lease or subletting of the premises or any part thereof, without the Landlord's written permission shall, at the option of the Landlord, make the rental for the balance of the lease term due and payable at once. Such written permission shall not be unreasonably withheld.


         10(a). ALL REAL ESTATE TAXES, except as may be otherwise expressly provided in this paragraph 10, levied or assessed by lawful authority (but reasonably preserving Landlord's rights of appeal) against said real property shall be timely paid by the parties in the following proportions: by landlord 0%, by Tenant 100% to be prorated and paid as provided in the attached Addendum.

         (b) Increase in such taxes, except as in the next paragraph provided, above the amount paid during the base year of N/A (base year if and as may be defined in this paragraph) shall be paid by Landlord,) 0% by Tenant 100%, to be prorated and paid as provided in the attached addendum..

         (c) Increase in such taxes caused by improvements of Tenant shall be paid by Landlord 0%, by Tenant 100%.

         (d) PERSONAL PROPERTY TAXES. Tenant agrees to timely pay all taxes, assessments or other public charges levied or assessed by lawful authority (but reasonably preserving Tenant's rights of appeal) against its personal property on the premises, during the term of this lease.

         (e) SPECIAL ASSESSMENTS. Special assessments shall be timely paid by the parties in the following proportions; by the Landlord 0%, by the Tenant 100%, to be prorated and paid as provided in the attached addendum.

         11. INSURANCE. (a) Landlord and Tenant will each keep its respective property interests in the premises and its liability in regard thereto, and the personal property on the premises, reasonably insured against hazards and casualties; that is, fire and those items usually covered by extended coverage; and Tenant will procure and deliver to the Landlord a certification from the respective insurance companies to that effect. Such insurance shall be made payable to the parties hereto as their interest may appear, except that the Tenant's share of such insurance proceeds are hereby assigned and made payable to the Landlord to secure rent or other obligations then due and owing Landlord by Tenant [See also 11(e) below].

         (b) Tenant will not do or omit the doing of any act which would vitiate any insurance, or increase the insurance rates in force upon the real estate improvements on the premises or upon any personal property of the Tenant upon which the Landlord by law or by the terms of this lease, has or shall have a lien.

         (c) Subrogation rights are not to be waived unless a special provision is attached to this lease.

         (d) Tenant further agrees to comply with recommendations of Iowa Insurance Service Bureau and to be liable for and to promptly pay, as if current rental, any increase in insurance rates on said premises and on the building of which said premises are a part, due to increased risks or hazards resulting from Tenant's use of the premises otherwise than as herein contemplated and agreed.

         (e) INSURANCE PROCEEDS. Landlord shall settle and adjust any claim against any insurance company under its said policies of insurance for the premises, and said insurance monies

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shall be paid to and held by the Landlord to be used in payment for cost of repairs or restoration of damaged building, if the destruction is only partial. [See also 11(a) above].

         12. INDEMNITY AND LIABILITY INSURANCE. Except as to any negligence of the Landlord, arising out of roof and structural parts of the building, Tenant will protect, indemnify and save harmless the Landlord from and against any and all loss, costs, damage and expenses occasioned by, or arising out of, any accident or other occurrence causing or inflicting injury and/or damage to any person or property, happening or done in, upon or about the leased premises, or due directly or indirectly to the tenancy, use or occupancy thereof, or any part thereof by the Tenant or any person claiming through or under the Tenant. The Tenant further covenants and agrees that it will at its own expense procure and maintain casualty and liability insurance in a responsible company or companies authorized to do business in the State of Iowa, in amounts not less than $1,000,000 for any one person injured, and $2,000,000 for any one accident, and with the limits of $100,000 for property damage, protecting the Landlord against such claim, damages, costs or expenses on account of injury to any person or persons, or to any property belonging to any person or persons, by reason of such casualty, accident or other happening on or about the demised premises during the term thereof. Certificates or copies of said policies, naming the Landlord and providing for fifteen (15) days' notice to the Landlord before cancellation shall be delivered to the Landlord within twenty (20) days from the date of the beginning of the term of this lease. As to insurance of the Landlord for roof and structural faults, see paragraph 11(a) above.

         13. FIRE AND CASUALTY, PARTIAL DESTRUCTION OF PREMISES. (a) In the event of a partial destruction or damage of the leased premises, which is a business interference, that is, which prevents the conducting of a normal business operation and which damage is reasonably repairable within sixty (60) days after its occurrence, this lease shall not terminate but the rent for the leased premises shall abate during the time of such business interference. In the event of partial destruction, Landlord shall repair such damages within 90 days of its occurrence unless prevented from so doing by acts of God, the elements the public enemy, strikes, riots, insurrection, government regulations, city ordinances, labor, material or transportation shortages, or other causes beyond Landlord's reasonable control.

         (b) ZONING. Should the zoning ordinance of the city or municipality in which this property is located make it impossible for Landlord, using diligent and timely effort to obtain necessary permits and to repair and/or rebuild so that Tenant is not able to conduct its business on the premises or then such partial destruction shall be treated as a total destruction as in the next paragraph provided.

         (c) TOTAL DESTRUCTION OF BUSINESS USE. In the event of a destruction or damage of the leased premises including the parking area (if a parking area is a part of the subject matter of this lease) so that Tenant is not able to conduct its business on the premises or the then current legal use for which the premises are being used and which damages cannot be repaired within sixty (60) days this lease may be terminated at the option of either the Landlord or Tenant. Such termination in such event shall be effected by written notice of one party to the other, within twenty (20) days after such destruction. Tenant shall surrender possession within ten (10) days after such notice issues, and each party shall be released from all future obligations hereunder, Tenant paying rental pro rata only to the date of such destruction. In the event of such termination of this lease, Landlord at its option, may rebuild or not, according to its own wishes and needs.

         14. CONDEMNATION. (a) DISPOSITION OF AWARDS. Should the whole or any part of the demised premises be condemned or taken by a competent authority for any public or quasi-public use or purpose, each party shall be entitled to retain, as its own property, any award payable to it. Or in the event that a single entire award is made on account of the condemnation, each party will then be entitled to take such proportion of said award as may be fair and reasonable

         (b) DATE OF LEASE TERMINATION. If the whole of the demised premises shall be so condemned or taken, the Landlord shall not be liable to the Tenant except and as its rights are preserved as in paragraph 14(a) above.

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         15.     TERMINATION OF LEASE AND DEFAULTS OF TENANTS.  (a) TERMINATION
UPON EXPIRATION OR UPON NOTICE OF DEFAULTS. This lease shall terminate upon expiration of the demised term; or if this lease expressly and in writing provides for any option or options, and if any such option is exercised by the Tenant, then this lease will terminate at the expiration of the option term or terms. Upon default in payment of rental herein or upon any other default by Tenant in accordance with ther terms and provisions of this lease, this lease may at the option of the Landlord be canceled and forfeited, provided however, before any such cancellation and forfeiture except as provided in 15(b) below, Landlord shall give Tenant a written notice specifying the default, or defaults, and stating that this lease will be cancelled and forfeited ten (10) days after the giving of such notice, unless such default, or defaults are remedied within such grace period. (See paragraph 22, below). As an additional optional procedure or as an alternative to the foregoing (and neither exclusive of the other) Landlord may proceed as in paragraph 21, below, provided.

         (b) BANKRUPTCY OR INSOLVENCY OF TENANT. In the event Tenant is adjudicated a bankrupt or in the event of a judicial sale or other transfer of Tenant's leasehold interest by reason by any bankruptcy or insolvency proceedings or by other operation of law, but not by death, and such bankruptcy, judicial sale or transfer has not been vacated or set aside within ten (10) days from the giving of notice thereof by Landlord to Tenant, then and in any such events, Landlord may, at its option, immediately terminate this lease, re-enter said premises, upon giving of ten (10) days' written notice by Landlord to Tenant, all to the extent permitted by applicable law.

         (c) In (a) and (b) above, waiver as to any default shall not constitute a waiver of any subsequent default or defaults.

         (d) Acceptance of keys, advertising and re-renting by the Landlord upon the Tenant's default shall be construed only as an effort to mitigate damages by the Landlord, and not as an agreement to terminate this lease.

         16.     RIGHT OF EITHER PARTY TO MAKE GOOD ANY DEFAULT OF THE OTHER
If default shall be made by either party in the performance of, or in compliance with, any of the terms, covenants or conditions of this lease, and such default shall have continued for thirty (30) days after written notice thereof from one party to the other, the person aggrieved, in addition to all other remedies now or hereafter provided by law, may, but need not, perform such term, covenant or condition, or make good such default and any amount advanced shall be repaid forthwith on demand, together with interest at the rate of 12% per annum, from date of advance.

         (b) Landlord during the last ninety (90) days of this lease, or extension, shall have the right to maintain in the windows or on the building or on the premises either or both a "For Rent" or "For Sale" sign and Tenant will permit at such time, prospective tenants or buyers to enter and examine the premises.

         18. MECHANIC'S LIENS. Neither the Tenant nor anyone claiming by, through, or under the Tenant, shall have the right to file or place any mechanic's lien or other lien of any kind or character whatsoever, upon said premises or upon any building or improvement thereon, or upon the leasehold interest of the Tenant therein, and notice is hereby given that no contractor, sub-contractor, or anyone else who may furnish any material, service or labor for any building, improvements, alteration, repairs or any part thereof, shall at any time be or become entitled to any lien thereon, and for the further security of the Landlord, the Tenant covenants and agrees to give actual notice thereof in advance, to any and all contractors and sub-contractors who may furnish or agree to furnish any such material, service or labor.

         19. LANDLORD'S LIEN AND SECURITY INTEREST. (a) Said Landlord shall have in addition to the lien given by law, a security interest as provided by the Uniform Commercial Code of Iowa, upon all personal property and all substitutions therefor, kept and used on said premises by Tenant. Landlord may proceed at law or in equity with any remedy provided by law or by this lease for the recovery of rent, or for termination of this lease because of Tenatn's default in its performance.

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         20.     SUBSTITUTION OF EQUIPMENT, MERCHANDISE, ETC. (a) The Tenant
shall have the right, from time to time, during the term of this lease, or renewal thereof, to sell or otherwise dispose of any personal property of the Tenant situated on the said demised premises, when in the judgment of the Tenant it shall have become obsolete, outworn or unnecessary in connection with the operation of the business on said premises; provided, however, that the Tenant shall, in such instance (unless no substituted article or item is necessary) at its own expense, substitute for such items of personal property so sold or otherwise disposed of, a new or other item in substitution thereof, in like or greater value and adopted to the affixed operation of the business upon the demised premises.

         (b) Nothing herein contained shall be construed as denying to Tenant the right to dispose of inventoried merchandise in the ordinary course of the Tenant's trade or business.

         21. RIGHTS CUMULATIVE. The various rights, powers, options, elections and remedies of either party, provided in this lease, shall be construed as cumulative and no one of them as exclusive of the others, or exclusive of any rights, remedies or priorities allowed either party by law, and shall in no way affect or impair the right of either party to pursue any other equitable or legal remedy to which either party may be entitled as long as any default remains in any way unremedied, unsatisfied or undischarged.

         22. NOTICES AND DEMANDS. Notices as provided for in this lease shall be given to the respective parties hereto at the respective addresses designated on page one of this lease unless either party notifies the other, in writing, of a different address. Without prejudice to any other method of notifying a party in writing or making a demand or other communications, such message shall be considered given under the terms of this lease when sent, addressed as above designated, postage prepaid, by registered or certified mail, return-receipt requested, by the United States mail and so deposited in a United States mail box.

         23. PROVISIONS TO BIND AND BENEFIT SUCCESSORS, ASSIGNS, ETC. Each and every covenant and agreement herein contained shall extend to and be binding upon the respective successors, heirs, administrators, executors and assigns of the parties hereto; except that if any part of this lease is held in joint tenancy, the successor in interest shall be the surviving joint tenant.

         24. CHANGES TO BE IN WRITING. None of the covenants, provisions, terms or conditions of this lease to be kept or performed by Landlord or Tenant shall be in any manner modified, waived or abandoned, except by a written instrument duly signed by the parties and delivered to the Landlord and Tenant. This lease contains the whole agreements of the parties.

         25. RELEASE OF DOWER. Spouse of Landlord, appears as a party signatory to this lease solely for the purpose of releasing dower, or distributive share, unless said spouse is also a co-owner of an interest in the leased premises.

         26. CONSTRUCTION. Words and phrases herein, including acknowledgment hereof, shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender according to the context.

         27.     See attached Addendum.

         IN WITNESS WHEREOf, the parties hereto have duly executed this lease in duplicate the day and year first above written.

ALL SIGNATURES APPEAR ON THE ADDENDUM.

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                        ADDENDUM TO LEASE AGREEMENT FOR
                1901 GUTHRIE, DES MOINES, IOWA, BY AND BETWEEN,
            A. TERRY MOSS AND IRA E. WHITE, COLLECTIVELY, LANDLORD,
                      AND P.J. FOOD SERVICE, INC., TENANT,
                      DATED THE 30TH DAY OF AUGUST, 1996.


      28. Description of the Property and the Premises. The real property demised to Tenant pursuant to paragraph 1, above (the "Premises") is locally known as 1901 Guthrie Avenue, Des Moines, Iowa. The Premises is approximately 30,750 gross square feet and is shown on Exhibit "A" hereto. The Premises is a portion of a multi-tenant office/warehouse building (the "Building") in what is a multi-building development. The warehouse/office buildings, parking lot, all site improvements and the land on which the same are located, are hereinafter collectively referred to as the "Complex". The Complex is legally described as:


      Part of vacated Block 23, T.E. Brown's Official Plat of the Northeast 1/4 of Section 36, Township 79 North, Range 24 West of the 5th P.M. except the Northeast 40 acres of the same, and part of Blocks 28 and 29, T.E. Brown's Official Plat of the North 1/2 of the Northeast 1/4 of the Northeast 1/4 of Section 36, Township 79 North, Range 24 West of the 5th P.M., and part of DeWolf Street right-of-way and part of East 19th Street right-of-way, more particularly described as follows:


      Beginning at the Southwest corner of Lot 24, Block 23 of said T.E. Brown's Official Plat; thence North 0 (degrees) 03' (minutes) 41" (seconds) West along the West line of said Block 23, a distance of 579.02 feet to the present South right-of-way line of Guthrie Avenue; thence North 89 degrees 52'09" East along said right-of-way line, 114.91 feet to a jog in said right-of-way line; thence South 0 degrees 00'02" West, 10.00 feet; thence North 89 degrees 52'09" East along said right-of-way line, 134.91 feet to a jog in said right-of-way line; thence

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      South 0 degrees 03'50" West, 19.50 feet; thence North 89 degrees
      52'09" East along said right-of-way line, 90.00 feet; thence South 77 degrees 53'36" East along said right-of-way line, 184.00 feet to the West line of vacated East 19th Street; thence North 89 degrees 52'09" East along said right-of-way line, 50.00 feet to a jog in said right-of-way line; thence South 0 degrees 02'34" East, 11.00 feet; thence North 89 degrees 52'09" East along said right-of-way line, 120.90 feet to a jog in said right-of-way line; thence North 0 degrees 02'13" West, 97.00 feet; thence North 89 degrees 52'09" East, 100.00 feet; thence South 0 degrees 02'14" East, 447.03 feet; thence South 1 degree 15'11" East, 99.52 feet; thence South 89 degrees 52'11" West, 514.23 feet to the Southwest corner of Lot 23 of said Block 28; thence South 0 degrees 27'28" East along the East right-of-way line of vacated DeWolf Street, 50.00 feet to the North right-of-way line of Thompson Avenue; thence South 89 degrees 52'11" West along said North right-of-way line, 278.56 feet to the point of beginning, all now included in and forming a part of the City of Des Moines, Polk County, Iowa and containing 9.37 acres.

The demise of the Premises includes a non-exclusive right to use the parking lot, the driveways, sidewalks and other common areas which are a part of the Complex. Landlord reserves the right to increase or decrease the size of the Complex, including the land and the improvements thereto and to increase or decrease the size and number of buildings in the Complex.

      29. Rental Amount. During the initial term of this Lease, the annual base rent shall be One Hundred Fifteen Thousand Three Hundred Twelve Dollars and Fifty Cents ($115,312.50), payable in advance in equal monthly installments of Nine Thousand Six Hundred Nine Dollars and Thirty-eight Cents

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($9,609.38). Tenant has paid to Landlord, a rental deposit in the amount of Nine
Thousand Six Hundred Nine Dollars and Thirty-eight Cents ($9,609.38), which shall be applied to the base rent for the last month of this Lease.

      30. Term. The term of this Lease shall commence on the 1st day of October, 1996 (or as soon thereafter as the Premises are ready for occupancy by Tenant) and shall expire five (5) years after the date on which this Lease commences. Tenant is granted an Option to Renew this Lease for an additional term of five
(5) years. The term of the Option to Renew shall commence upon the expiration of the initial term of this Lease. (The word "term" when used in this Lease without the adjective "initial" shall refer collectively to the initial term of this Lease plus the term of the Option to Renew if it is exercised, unless the context clearly requires a different meaning.) All terms and provisions of this Lease shall remain in full force and effect during the term of the Option to Renew, provided however, the monthly base rental amount due to Landlord during the term of the Option to Renew shall be increase by fifteen percent (15%) over the monthly base rent due during the initial term of this Lease. The Option to Renew may be exercised by Tenant only by written notice to Landlord no later than nine (9) months prior to the commencement of the term of the Option to Renew, given in the manner described in paragraph 22, above.

      31. Repair, Maintenance and Replacements. It is expressly understood and agreed that the rental payments due hereunder are to be completely net to Landlord and this Lease shall be construed so as to assure Landlord that the rents herein reserved are received on an absolutely net basis (except in so far as Landlord shall be obligated to complete the improvements described in paragraph 36, below). Without limiting the generality of the foregoing, Tenant shall pay all costs of use, operation, maintenance and repair of the premises, including, but not limited to, general interior maintenance; all maintenance, repairs and replacements to the Premises, including electrical, plumbing, heating and cooling equipment; utilities; and insurance. Provided, however, Tenant shall not be responsible to pay the cost of repair or replacement of the roof membrane or the
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repair or replacement of structural parts of the walls, floor or footings.
Tenant shall also pay its prorated share of the operating expenses of the Complex, as hereinafter described. Tenant shall pay the cost of any damage done to the Complex caused by Tenant, its employees, agents, contractors, principals, guests, invitees or customers. Warranties for those improvements, machinery and equipment of Landlord which are to be repaired, maintained and/or replaced by Tenant under the terms of this Lease, shall be deemed to have been assigned to Tenant. Landlord shall be responsible for replacement of structural parts of the Building and for repairs and replacements to water, sewer and electrical services for the Premises located outside the Building, in each case, as needed during the term of this Lease.

      32. Common Area Maintenance and Operating Expenses. A prorated share of all common area maintenance expenses and all other operating expenses (collectively "Operating Expenses") paid or incurred by Landlord with respect to the ownership, maintenance or operation of the Complex during the term of this Lease, shall be timely paid by Tenant as provided herein. Tenant's share of such Operating Expenses shall be that portion of the Operating Expenses for the Complex calculated by multiplying the total Operating Expenses for the Complex times a fraction, the numerator of which is the size of the Premises in square feet, and the denominator of which is the total size in square feet (measured on the same basis as the size of the Premises used to calculate the numerator) of all completed rental space in the office/warehouse building or buildings which are a part of the Complex. Tenant shall pay on the first day of each month during the term hereof, a sum equal to one-twelfth of Landlord's good faith estimate of Tenant's obligation for such Operating Expenses under the terms hereof for the then current calendar year, plus or minus any estimated deficiency or surplus in the amount paid by Tenant to that time, as the case may be. Within ninety (90) days following the close of each calendar year during which any such payments were made by Tenant to Landlord, Landlord shall provide Tenant with an accounting of all such Operating Expenses and all payments received from Tenant on account thereof. If Tenant does not object to the accounting within thirty (30) days following its receipt of the same, the accounting shall become conclusively binding on Tenant, except in the event of fraud or intentional misrepresentation by Landlord. If such accounting shows that Tenant's share of the Operating Expenses for such calendar year exceeds the payments made by Tenant, Tenant shall within ten (10) days pay to Landlord the amount by which Tenant's share of such expenses exceeds the payments made by Tenant. If such accounting shows that Tenant's share of the Operating Expenses for such calendar year was less than the payments made by Tenant, Landlord shall within ten (10) days, pay to Tenant the amount by which Tenant's payments exceed Tenant's share of the Operating Expenses. Landlord may in good faith from time to time during each calendar year, adjust the payment amount Tenant is to make under the terms of this paragraph so as to more accurately approximate Tenant's anticipated share of the annual Operating Expenses, and to take into account any deficiency or surplus in the amounts paid by Tenant. Whenever under the terms of this Lease a proration of expenses is provided for based upon the area of the Premises and the area of the building or buildings in the Complex, such areas shall be determined as of the dates the particular expenses are incurred by Landlord (it being Landlord's prerogative to change the size and number of buildings and the size of the Complex). Tenant shall pay the entire cost of property/casualty insurance for the Tenant Improvements (defined below) and any other improvements made by Tenant.

      33. Operating Expenses Defined. Operating Expenses shall include all expenses of maintaining, repairing, caring for and operating the Complex, including, but not limited to: exterior maintenance, repairs and replacements; common area maintenance, repairs and replacements; lawn care; landscaping care; snow removal; salaries, payroll taxes, insurance and the like for maintenance personnel; supplies; licenses; equipment rental; areaway fees; easement fees; liability and property/casualty insurance (with such endorsements and coverages as Landlord may reasonably select, including but not limited to the insurance to be carried by Landlord pursuant to paragraph 11, above); common area utilities including, but not limited to water, sewer, electric, gas and lighting; security (if any); signage; cleaning; parking lot maintenance, repairs, replacements, wear coating, sealing, crack filling and striping; routine roof leak repair; equipment and mechanical maintenance, repairs and replacements; routine accounting expenses; and administrative expenses (not to exceed ten percent (10%) of the Operating Expenses excluding real estate taxes and insurance) and fees. Operating Expenses shall not include: (i) major repairs to or replacement of the roof membrane;
(ii) repair or replacement of structural parts of the walls, floor or footings;
(iii) repair or replacement of exterior walls or the foundation; (iv) major repairs to infrastructure at the building site, or, (v) real estate commissions or fees.

      34. Use of Premises. Tenant covenants and agrees during the term of this Lease to use and to occupy the Premises only for office space and for the preparation, storage and distribution of food, food product and food ingredients. Tenant may use the Premises for other purposes only with the express written consent of Landlord, which consent shall not be withheld unless Landlord has a good and substantial reason for withholding such approval. Tenant agrees that it shall not use the Premises for any purpose or in any manner which is prohibited or restricted by law, ordinance, regulation, restrictive covenant, applicable urban renewal plan, or in any manner which interferes with the use of the Complex by any other tenants. No use of the Premises shall be permitted which presents an undue hazard of fire or explosion or which creates hazardous or otherwise unreasonable levels of smoke, noise, vibrations, dust, pollutants, refuse, waste, fumes, odors or other emissions. Tenant shall have non-exclusive use of the parking areas at the Complex for vehicle parking for Tenant, Tenant's customers, employees, contractors, vendors, suppliers, owners, and principals, while using the Premises. Tenant and its customers, employees, contractors, vendors and suppliers shall have non-exclusive use of the truck turnaround areas for truck access to the Premises and for truck turnaround. Tenant and Tenant's employees, contractors, vendors, suppliers, owners, and principals, shall park their vehicles in such parking areas at the Complex as Landlord may from time to time designate. Tenant has no other rights or interest in the common areas. By way of example, and not by way of limitation, Tenant shall not: maintain, keep, store or abandon any vehicles or other property, temporarily or permanently in, on or under the common area; damage the common area; use the common area in such a manner as to interfere with the use of the common area by Landlord, other tenants or the customers, employees, contractors, vendors, suppliers, owners or principals of such other tenants; or use the common area for any purpose not expressly permitted under the terms hereof. Tenant shall not park any vehicle on a regular or continuing basis at the Complex, if such automobile, truck or other vehicle is physically damaged, rusted or otherwise ill kept. Tenant shall not repair, paint or maintain any vehicle at the Complex.

      35. Subordination to Landlord's Mortgage. Tenant shall subordinate its leasehold interest in the Premises and in this Lease to any mortgage as Landlord may from time to time grant and Tenant shall execute a subordination instrument to that effect in such form and content as Landlord shall reasonably request, on the condition that (i) each mortgagee shall recognize this Lease and agree not to disturb the occupancy of the Premises by Tenant so long as Tenant is in compliance with the terms and conditions of this Lease, (ii) each mortgagee enters into a customary non-disturbance agreement on terms reasonably acceptable to Tenant. Tenant agrees that at any time, or from time to time, upon request by Landlord, it shall, within ten (10) days following any such request, execute, acknowledge and deliver to Landlord a statement in writing stating (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect, with such modifications); (ii) the commencement and termination date thereof; (iii) that all conditions to be performed by Landlord under this Lease have been performed, or stating those conditions not performed;
(iv) that there are no expenses or offsets against Landlord, or stating those claimed by Tenant; (v) the date to which rent and other charges have been paid in advance, if any; and (vi) such other matters requested by Landlord. It is intended that any such statement may be relied upon by any prospective purchaser or assignee of this Lease, the fee or other interest in the Complex, or any mortgagee, beneficiary or conveyee of any security interest, or any assignee thereof, under any mortgage, deed of trust, assignment or conveyance for security purposes now or hereinafter made with respect to this Lease, the fee or other interest in the Complex.

      36. Additional Improvements. Tenant leases the Premises "as is" and in its present condition, except that as soon as reasonably possible following the execution of this Lease by Landlord and Tenant, Landlord shall at its expense make the following improvements to the Premises (the "Additional Improvements"): the installation of two (2) additional dock doors (with dock bumpers and seals) in the Premises as shown on the attached Exhibit "B". Tenant shall pay one-half (1/2) of the cost of the Additional Improvements, not to exceed the sum of Ten Thousand Dollars ($10,000.00). Tenant shall pay said amount within thirty (30) days following completion of the Additional Improvements and receipt of an itemized statement from Landlord for the same.

      37. Tenant Improvements. Tenant may make improvements to the Premises ("Tenant Improvements") at its sole expense as provided herein. Landlord hereby consents to the Tenant Improvements which include: Installation of coolers (including cutting the floor slab), baking equipment, ventilation equipment as well as office, electrical and plumbing improvements. The nature, design and specifications for all other Tenant Improvements shall be subject to written approval by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant Improvements shall not structurally alter the Building, nor decrease its fair market value. Tenant Improvements shall comply with all applicable city, state and federal building codes, including but not limited to the Uniform Building Code and the Americans with Disabilities Act and shall be completed in a workmanlike manner.

      38. Removal of Fixtures and Attached Equipment. Tenant may not, at the termination or expiration of this Lease, or at any other time, except as provided herein, remove any fixtures, signs, or equipment attached to the Premises, Tenant Improvements, or other improvements installed in, or made to the Premises or the Complex. All such fixtures, attached equipment, Tenant Improvements or other improvements shall become the property of Landlord upon the expiration or termination of this Lease. However, upon the expiration or termination of this Lease, Tenant will promptly remove at its expense any fixture, sign, attached equipment or improvement if requested in writing to do so by Landlord. Notwithstanding the foregoing, during the sixty (60) days preceding the termination or expiration of this Lease, if Tenant is not in default hereunder, Tenant may remove any signs, trade fixtures and attached trade equipment which it has installed at the Premises. Trade fixtures and attached trade equipment are fixtures and attached equipment used specifically for the preparation, storage and distribution of food, food product and food ingredients. In all cases, Tenant shall promptly repair in a workmanlike manner any damage done by such removal and restore the Premises to a good condition. Such repairs shall include replacing any section of floor removed and in case of the removal of a concrete floor, doweling the replacement floor section to the then existing floor in a workmanlike manner. In addition, Tenant may remove and replace fixtures during the term of this Lease, provided that the replacement fixtures are promptly installed and that the value of each replacement fixture meets or exceeds the value of the fixture removed.

      39. Real Estate Taxes and Special Assessments. In addition to the real estate taxes paid by Tenant pursuant to paragraph 10(c) (which shall include the real estate taxes on the Tenant Improvements and other improvements made by Tenant), above, a share of all other real estate taxes and special assess-ments levied or assessed by lawful authority against the Complex during the term of this Lease shall be timely paid by Tenant as provided herein. Tenant shall pay such share of the real estate taxes and special assessments for the Complex calculated by multiplying the total real estate taxes and special assessments for the Complex (less the amounts paid by Tenant pursuant to paragraph 10(c), above and less the amounts of real estate taxes allocated by Landlord to tenant improvements made by other tenants in the portions of the Complex which are demised exclusively to such other tenants) times a fraction, the numerator of which is the size of the Premises in square feet, and the denominator of which is the total size in square feet (measured on the same basis as used to calculate the numerator) of all completed rental space in the office/warehouse building or buildings which are a part of the Complex. (A sample calculation of the real estate tax allocation is set forth on Exhibit "C".) The Landlord shall elect the ten (10) year declining tax abatement schedule as permitted by the City of Des Moines. The prorata share of real estate taxes to be paid by Tenant during the term of this Lease shall reflect a prorata share of said tax abatement as though the tax abatement were level (rather than there being a greater abatement in the earlier years), so that the benefit of such tax abatement on a present value basis shall be allocated evenly to the full ten
(10) year period of said abatement. Therefore, if Tenant leases the Premises only for the initial five (5) year term hereof, it shall be entitled to a prorated share of one-half (1/2) of the total tax abatement, or if Tenant leases the Premises for the initial five (5) year term hereof and for the five (5) year Option Period, Tenant shall be entitled to a prorated share of all of the tax abatement. Tenant shall pay on the first day of each month during the term hereof, a sum equal to Tenant's obligation for all real estate taxes and special assessments under the terms hereof next due (as estimated in good faith by Landlord) divided by the number of months to elapse before one month prior to the date on which such real estate taxes and special assessments will become due and payable to the authority assessing the same. Such amounts shall be held by Landlord and paid to the taxing authority when due. No interest shall accrue to the benefit of Tenant on such funds and such funds may be commingled with other funds of Landlord. Tenant acknowledges that at the end of the term of this Lease, it will owe to Landlord, Tenant's share of the real estate taxes which come due following the end of the term of this Lease, as indicated on said Exhibit "C". For purposes of this paragraph and paragraph 10(e), above, the special assessments which become due and payable during the term of this Lease (and with respect to which Tenant is to pay a prorated share), shall be deemed to be only those installments of any such special assessments which come due and payable during the term of this Lease.

      40. Personal Property Taxes. Tenant agrees to timely pay all taxes, assessments or other public charges levied or assessed by lawful authority (but reasonably preserving Tenant's rights of appeal) against its personal property on the Premises, during the term of this Lease.

      41. Other Taxes. Tenant shall be responsible to pay as additional rent, any and all sales tax, use tax, lease tax, rent tax or other tax assessed against or imposed upon Lease payments or other payments hereunder or against Landlord by reason of the Lease payments or other payments hereunder, except that nothing herein shall be construed so as to require Tenant to pay Landlord's income tax, estate tax, inheritance tax, excess profits tax, franchise tax or capital tax.

      42. Indemnity. Tenant shall protect, indemnify and save harmless Landlord from and against any and all loss, costs, damage and expenses occasioned by, or arising out of, any accident or other occurrence causing or inflicting injury or damage to any person or property, happening or done, in, upon or about the Complex, or due directly or indirectly to the tenancy, use or occupancy thereof, or any part thereof by Tenant, its employees, agents, contractors, principals, guests, invitees, customers and the like, or any person claiming through or under Tenant, except with respect to the negligent or intentional acts of Landlord or its agents.

      43. Damage to Personal Property. Tenant shall maintain property/casualty insurance for all personal property of Tenant (or for which Tenant is responsible) which is located at the Premises or the Complex, and for all fixtures and all improvements made to the Premises or the Complex by Tenant, and under no circumstances shall Landlord be liable for any loss of or damage to such personal property, fixtures or improvements, except with respect to the intentional acts of Landlord or its agents.

      44. Hazardous Wastes. Landlord warrants to Tenant that Landlord has no actual first hand knowledge of any hazardous wastes on, in, under or adjacent to the Complex. Landlord shall not bring, create, store, discharge, dump, place, dispose of or use any hazardous product, material, substance or waste on, in or near the Complex except in compliance with all applicable governmental laws, ordinances and regulations. Tenant shall not bring, create, store, discharge, dump, place, dispose of or use any hazardous product, material, substance or waste on, in or near the Complex except in compliance with all applicable governmental laws, ordinances and regulations. Tenant shall pay all abatement cost, clean up cost, damages, charges, taxes, assessments, penalties, fines, and any other charge or cost incident to any hazardous product, material, substance or waste brought, created, stored, discharged, dumped, placed, disposed of or used on or near the Complex by Tenant, its employees, invitees or agents holding Landlord harmless from and against the same and Tenant does hereby agree to indemnify Landlord from and against any and all liability of any kind or type arising therefrom. Tenant shall immediately notify Landlord in writing if Tenant becomes aware of or suspects any environmental contamination on, in or near the Complex. Landlord does hereby agree to indemnify Tenant from and against the cost of all abatement, clean up, taxes, assessments, penalties or fines imposed on Tenant by reason of hazardous waste brought to the Complex by Landlord, if such abatement costs, clean up, taxes, assessments, penalties or fines are imposed on

Tenant solely because of Tenant's occupancy of the Premises and Tenant is not otherwise liable or at fault for the same.

      45. Right of First Refusal. Before agreeing to sell the Building, Landlord shall first offer the Building for sale to Tenant by submitting to Tenant a written proposal (the "Sale Proposal"). Tenant may within thirty (30) days after receipt of such Sale Proposal accept or reject the same. If Tenant fails to accept the Sale Proposal within said thirty (30) day period in the manner prescribed herein, Landlord may agree to sell the Building free of Tenant's right of first refusal on substantially the same terms and conditions as are set forth in the Sale Proposal. However, if Landlord receives an offer to buy the Building on materially less onerous terms or for a purchase price less than the lesser of (i) the price contained in the Sale Proposal, and (ii) the price of any counter-proposal Tenant may have made to Landlord, Landlord must give written notice to Tenant of the receipt of such an offer to buy (together with a copy thereof) if Landlord accepts or intends to accept such offer to buy. Tenant may within ten (10) business days following receipt of such notice, elect to purchase the Building under the same terms and conditions as are contained in the offer to buy. Election to accept the Sale Proposal or to purchase under the same terms and conditions as the offer to buy must be made by written notice to Landlord in the manner described in paragraph 22, above. Failure to timely exercise the right of first refusal by accepting the Sale Proposal or agreeing to purchase the Building under the same terms and conditions as the offer to buy, shall be deemed to be a waiver of this right of first refusal. If the Building is not sold within the one (1) year period following receipt of the Sale Proposal by Tenant, the Building shall not then be sold by Landlord without first giving another Sale Proposal to Tenant as first described above. This right of first refusal shall apply to subsequent sales of the Building by Landlord's successors and assigns, notwithstanding the fact that Tenant has declined to purchase the Building under the provisions hereof with respect to a previous sale. This right of first refusal shall not apply to any sale whereby the Building is sold as a part of the sale of Complex, or any other sale if sold together with other real property owned by Landlord or any of Landlord's partners or affiliates. This right of first refusal shall not apply to sales to entities controlled by or affiliated with Landlord, to any one or more of Landlord's partners, to any relative of any of Landlord's partners or to any entity controlled by or affiliated with any relative of Landlord's partners. A "relative" shall mean a parent, grandparent, child, sibling, stepbrother, stepsister, aunt, uncle or spouse; or a parent, grandparent, child, sibling, stepbrother, stepsister, aunt or uncle of a spouse, or trustee or custodian of any of the foregoing. If Landlord agrees to sell the Building together with the Complex, Tenant shall have no right of first refusal, but Tenant's right of first refusal to purchase the Building if the same is to be sold separately from the Complex, shall continue and be applicable with respect to any subsequent sale of the Building separately from the Complex. A series of two or more sales which take place as part of an exchange shall be treated as a single sale for purposes of this paragraph

      46. Additional Rights and Remedies on Default. In addition to any and all remedies Landlord or Tenant may have at law or in equity, and in addition to other remedies herein provided:

             A. Upon any default by Tenant, Landlord may terminate this Lease by giving Tenant written notice thereof, in which event this Lease and the leasehold estate hereby created and all interest of Tenant and all parties claiming by, through or under Tenant shall automatically terminate upon the effective date of such notice of termination as therein stated and Landlord and Tenant shall have no further obligations, liabilities or rights hereunder after the date of such termination except for rights, obligations or liabilities accrued through the date thereof, and Landlord and its agents and representatives shall have the right, without further demand or notice, to re-enter and take posses-sion of the Premises and remove all persons and property therefrom with process of law, without being deemed guilty of any manner of trespass and without prejudice to any remedies for nonpayment of rent or existing breaches hereof (this remedy shall not be deemed to have been exercised by Landlord unless the notice of termination contains an explicit waiver of all claims against Tenant arising subsequent to the effective date of the notice).

             B. Landlord may terminate Tenant's right to possession of the Premises without terminating this Lease, by giving Tenant written notice thereof and specifying the effective date of the termination of Tenant's right to possession, and without further demand or notice, re-enter and take possession of the Premises and remove all persons and property therefrom with process of law, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of accrued rent or existing breaches hereof, and lease, manage and operate the Premises and collect the rents, issues and profits therefrom all for the account of Tenant, and credit toward the satisfaction of Tenant's obligations hereunder the rental thus received (after deducting therefrom all reasonable costs and expenses actually incurred by Landlord in repossessing, leasing, remodeling, managing and operating the Premises). If the rental so received by Landlord is not sufficient to satisfy all of Tenant's obligations under this Lease, then Tenant shall pay to Landlord upon demand the deficiencies in rent and other amounts after the same come due under the terms and conditions of this Lease, together with interest thereon at the rate of Twelve per cent (12%) per annum from the date such deficiency arises.

             C. In the event of a default under the terms and provisions of this Lease, the aggrieved party shall be entitled to collect from the party in default, in addition to any and all other amounts which the aggrieved party may be entitled to recover under other provisions of this Lease or under the provisions of applicable law, the reasonable costs and expenses of the aggrieved party, including reasonable attorney's fees and legal expenses, which are incurred in the pursuit of the remedies of the aggrieved party.

             D. No remedy herein or otherwise conferred upon or reserved to Landlord or Tenant shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord or Tenant may be exercised from time to time and so often as occasion may arise or as may be deemed expedient.

             E. No delay or omission of Landlord or Tenant to exercise any right or power arising from any default shall impair any such right or power or be construed to be a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or as a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of rent or other charges hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of an agreement in writing to the contrary signed by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord.

Notwithstanding the provisions of paragraph 15, above, the grace period with respect to non-monetary defaults shall be the thirty (30) days following the written notice described in said paragraph 15, but only if Tenant commences to cure the non-monetary default within the first ten (10) days of the thirty (30) day grace period and proceeds with due diligence and in good faith to attempt to cure such default within the thirty (30) day period.

      28. Late Payment Penalty. Tenant agrees that for any and every monthly rental or other monthly payment due hereunder which is not actually received in full by Landlord on or before the tenth (10th) day of the month for which said payment is due, Tenant shall pay to Landlord as a late payment penalty, payable as additional rent, a sum equal to five per cent (5%) of the amount due. A check tendered to Landlord in payment of any amount due under the terms of this Lease which is returned to Landlord due to insufficient funds or because the drawer's account is closed, shall be deemed to be a late payment under the terms of this paragraph. Provided however, such late payment penalty shall be waived by Landlord twice during each year of this Lease, if the payment for such a month is received within five (5) days following the date on which Landlord advises Tenant that the particular payment has not been received.

      29. Recordation. This Lease shall not be filed or recorded by either party hereto with any city, county, state or federal government office or agency, except as may become necessary in the event of a bona fide legal proceeding which requires such filing or recording. Each party agrees, upon the request of the other party, to execute a memorandum of this Lease in a form suitable for recording to protect, preserve or enhance those rights of each party which are protected, preserved or enhanced by such recordation.

      30. Retained Easements and Further Assurances. Landlord retains easements for ingress, egress, access, utilities, maintenance and inspection, over, under, across and through the Premises. Landlord may exercise its right to inspect the Premises from time to time during Tenant's normal business hours following reasonable notice to Tenant. However, in the case of an emergency with the substantial threat of personal injury or material property damage, Landlord may enter the Premises without prior notice to Tenant. Tenant, upon written request from Landlord, shall provide Landlord with keys to the Premises and locks within the Premises, but shall not be required to provide Landlord with keys or code numbers to any alarm system for the Premises. Tenant shall not change or re-key the locks to or in the Premises without first providing Landlord with notice of the same.

      31. Rules. Tenant acknowledges that the Premises is part of an office/warehouse building located at 1801-1915 Guthrie Avenue, Des Moines, Iowa, and that there are or will be other tenants in the building and are or may be other buildings at 1801-1915 Guthrie Avenue. Tenant agrees that Landlord may from time to time promulgate reasonable rules and regulations pertaining to Tenant, other tenants, the Premises and the Complex and that Tenant will abide by such reasonable rules and regulations. Such rules and regulations shall be effective only after Tenant is notified of the same in writing.

      32. Signage. No signs shall be affixed or attached to the Premises or displayed from the Premises or the Complex without the express written approval of Landlord (including approval as to the location and the manner in which such signage is affixed), which approval shall not be unreasonably withheld, conditioned or delayed. All signage approved by Landlord pursuant to the provisions hereof shall be high quality and professionally constructed. All such signage shall match existing signage (if any) at the Complex and signage for the Complex planned by Landlord in terms of location, attachment, quality, design, color, style, construction, materials, etc. and it shall not be unreasonable for Landlord to disapprove Tenant's signage or proposed signage based on location, attachment, quality, design, color, style, construction, materials, Landlord's subjective evaluation of its general appearance, or because Tenant's signage or proposed signage is not harmonious with the existing signage at the Complex, or signage for the Complex planned by Landlord.

      33. Waiver of Subrogation. Landlord and Tenant shall each look first to any insurance in its favor before making any claim against the other for damage or loss resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law and such insurance without penalty, Landlord and Tenant hereby each release and waive all rights of recovery against the other or anyone claiming through or under each of them by way of subrogation or otherwise.

      34. Increased Insurance Limits. The limits of the insurance required under the terms of paragraph 12, above, to be carried by Tenant shall be increased at Landlord's reasonable request from time to time during the terms of the Options to Renew, if at the time of such request the customary limits of liability policies insuring similar risks in similar localities have increased materially.

      35. Exhibits. The Exhibits referred to herein are a part of this Lease as if fully set forth herein.

      36. Conflicts. The terms, covenants, obligations and duties contained in this Addendum are in addition to and in clarification of the terms, covenants, obligations and duties contained in the pre-printed portion of this Lease (paragraphs 1 through 27 on pages 1 through 4). However, in each instance in which a provision of this Addendum is in conflict with a provision of the printed portion of this Lease and cannot reasonably be construed as a clarification or an additional term, covenant, obligation or duty, the provision in this Addendum shall control.

   IN WITNESS WHEREOF, the parties hereto have duly executed this Lease in duplicate the day and year first above written.

                                       /s/ A. Terry Moss
                                       -----------------------------------
                                        A. Terry Moss, Landlord






                                       /s/ Mariann Moss
                                       -----------------------------------
                                        Mariann Moss, Spouse





                                       /s/ Ira E. White
                                       -----------------------------------
                                        Ira E. White, Landlord


                                       P. J. FOOD SERVICE, INC.,

                                          Tenant


                                       By:   /s/ Robert J. Wadell
                                             ---------------------
                                       Robert J. Wadell, President







   This Lease Agreement and each and every term, covenant, condition, promise and provision thereof made by or obligating Tenant, and the full, prompt and complete performance of this Lease Agreement by Tenant, is hereby unconditionally and fully guaranteed by Papa John's International, Inc.


                                       PAPA JOHN'S INTERNATIONAL, INC.,

                                          Guarantor


                                       By:   /s/ Richard J. Emmett
                                             -----------------------------
                                             Senior Vice President

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